EXHIBIT 10.16

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (The “AMENDMENT”) is made and entered into as of the 3rd day of March 2008, by and between RIALTO LLC, (“Landlord”) and AUTHENTEC, INC. (“Tenant”).

RECITALS

WHEREAS, on or about February 1, 2007, Landlord and Tenant made and entered into that certain lease arrangement (the “Original Lease”), relating to certain premises located at 100 Rialto Place, Suite 400, Melbourne, Florida, 32901 (the “Building”) comprising approximately 10,052 rentable square feet area (the “Current Premises”); and

WHEREAS, Tenant wishes to lease additional space from Landlord; and

WHEREAS, Landlord has agreed to amend the Lease to include the leasing of such additional space, subject to the provisions of this Amendment.

NOW THEREFORE, for and in consideration of Ten Dollars ($10.00), the mutual covenants and conditions set forth herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. The foregoing Recitals are true and correct and are incorporated herein by reference. Capitalized terms used herein which are not otherwise defined shall have the same meaning ascribed to them in the Lease.

2. Tenant hereby leases from Landlord, on the terms and conditions set forth in this Amendment, approximately 26,625 rentable square feet of additional space, which space is commonly referred to as Suite 100, 500, and 450. Landlord shall deliver and Tenant shall occupy such additional space incrementally as follows:

a.)	Suite 100 which comprises approximately 3,583 rentable square feet (Expansion Space #1) shall be made available to Tenant by Landlord for occupancy no later than September 1, 2008 (“Commencement Date for Expansion Space #1”); and

b.)	Suite 500 which comprises approximately 16,542 rentable square feet (Expansion Space #2) shall be made available to Tenant by Landlord for occupancy no later than October 1, 2008 (“Commencement Date for Expansion Space #2”); and

c.)	Suites 450 which comprises approximately 6,500 rentable square feet (Expansion Space #3) shall be made available to Tenant no later than November 1, 2008 (“Commencement Date for Expansion Space #3).

Expansion Space #1, Expansion Space #2 and Expansion Space #3 may collectively be referred to as the “Total Expansion Space”, all of which are as outlined on Exhibit A attached hereto.

Commencement Date for Expansion Space #1, Commencement Date for Expansion Space #2 and Commencement Date for Expansion Space #3, may collectively be referred to as the “Commencement Date for Expansion Space” or individually as its “Commencement Date”.

In the event any one or all of the Expansion Space becomes available earlier than their respective Commencement Date for Expansion Space, Landlord shall so notify Tenant in writing and Tenant shall have the option to take early delivery of such Expansion Space on the same terms and conditions as stated herein. In the event Tenant elects not to take earlier delivery, Landlord shall still be obligated to deliver the Expansion Space pursuant to its Commencement Date as identified above.

Subject to the exceptions set forth in 2.5 below, if Landlord is unable to deliver any of the Expansion Space on its designated Commencement Date the date so identified herein, Landlord shall be obligated to so notify Tenant in writing no later than ninety (90) calendar days prior to the date of scheduled delivery; in which case Tenant will have the following options:

(i)	Tenant may request that Landlord deliver similar space within the Building on the same terms and conditions as stated herein, including but not limited to the Expansion Space and Commencement Date, as that which Landlord was unable to deliver; or

(ii)	Tenant may request Landlord to locate temporary space for Tenant to occupy which is similar space that the Tenant would have occupied had such Expansion Space been available to Tenant as required. In which case Landlord shall be responsible for costs to relocate Tenant to and from the temporary space and Landlord shall be required to compensate Tenant for any costs incurred by Tenant to make such temporary space suitable for its intended purpose, however such costs shall not exceed Five Hundred Thousand Dollars $500,000.00; or

(iii)	Tenant may elect not to extend the Lease Term of the Original Lease, nor add certain Expansion Space, such that the Original Lease will only be modified to allow for that additional space which Tenant elects to accept and for the term; or

(iv)	Tenant and Landlord shall mutually negotiate terms and conditions for a second amendment to address Landlord’s failure to so deliver the Expanded Space; such terms and conditions may include, among terms, a reduced Base Rent.

Irrespective of which option is selected by Tenant, Landlord agrees to act in good faith and to exert best efforts to perform its stated obligations.

2.5 Notwithstanding anything contained herein to the contrary, should delivery of the Expansion Space be delayed by matters not within Landlord’s control, including but not limited to, Acts of God or unavailability of construction materials, the notification to Tenant shall be in writing no later than thirty (30) calendar days prior to the date of the scheduled delivery date of Expansion Space prior to Tenant’s ability to exercise any of the four options set forth above.

3. Following the delivery of all the Expansion Space, the Tenant shall occupy a total of 36,679 rentable square feet comprised of the Expansion Space of 26,627 rentable square feet and 10,052 rentable square feet of the Current Premises, together once so occupied by Tenant the Expansion Space and Current Premises shall be referred to as the “Demised Premises” with the same meaning as identified in the Original Lease.

4. Following Tenant’s occupancy of all of the Expansion Space, the Landlord and Tenant agree that the term of the Original Lease shall be extended by five (5) years on the same terms and conditions of the Original Lease except as modified by this Amendment; such that the new termination date shall be September 30, 2013 (“New Termination Date”). Tenant shall also be granted two (2) renewal options for an additional five (5) year term each (“Renewal Period”). The Base Rent for such Renewal Period shall be mutually negotiated by the parties but in no event greater than 95% of the then current market rate for similar properties within the area.

5. The Base Rent for each Expansion Space shall be $21.00 per rental square feet of each Expansion Space; provided all of the Expansion Space is delivered to Tenant in accordance with its Commencement Date; otherwise, Tenant has the option to renegotiate such base rent to a lower amount pursuant to Article 2 herein. The Base Rent for the Current Premises shall be reduced to $21.00 per rental square feet upon the earlier of (i) occupancy of Expansion Space #3; or (ii) November 1, 2008 provided Landlord delivers Expansion Space #3 on November 1, 2008. Following the occupancy of all the Expansion Space by Tenant (hereinafter referred to as the “New Commencement Date”) the Lease shall include all of the Demised Premises and shall continue in effect until the New Termination Date. The Base Rent as of the New Commencement Date for the Demised Premises shall be $21.00 per rentable square fee, which shall increase annually, thereafter, at the rate of 3%.

6. “Tenant’s Proportionate Share” as identified in the Original Lease for purposes of calculating additional expenses such as Taxes and Insurance, Tenant’s Proportionate Share shall incrementally increase over the Term of this Lease in accordance with Tenant’s occupancy of the individual Expansion Spaces. The increase is identified below, assuming occupancy occurs pursuant to the stated Commencement Date, with the Tenant’s Proportionate Share equaling a total of 25.07% following Tenant’s occupancy of all the Expansion Space.

Date	Square Footage of Occupancy	Tenant’s Proportionate Share
1/30/2008	10,052	6.87%
9/1/2008	13,635	9.32%
10/1/2008	30,177	20.62%
11/1/2008	36,677	25.07%

7. This Amendment is contingent upon Landlord entering into lease terminations and relocations with tenants who currently occupy Suites 100, 500, and 450. If Landlord has not entered into lease terminations or relocations at least ninety (90) days prior to the Commencement Dates identified in Article 2 herein, then Tenant shall have the option to exercise the remedies identified in Article 2.

8. Landlord agrees to provide to Tenant a build-out allowance in the amount of Five Hundred Thousand Dollars ($500,000.00) upon an agreed scope of work (“Tenant Allowance”) for renovations to Suites 100, 450 and 500 and shall not be obligated to pay any Tenant Allowance specified in the Original Lease. To utilize the Tenant Allowance, Landlord shall identify to Tenant the contractors and suppliers, whom Landlord intends to utilize to construct the renovations to Suites 100, 500, and 450; however, Tenant has the right to approve or disapprove any such contractors and suppliers. Prior to commencement of any renovations, Landlord shall provide Tenant with an estimate of the costs of each renovation and require Tenant’s approval with respect to the costs and the contractors and or suppliers proposed by Landlord. In the event either the cost or the contractors or suppliers are deemed unacceptable to Tenant, then Landlord and Tenant shall act in good faith and negotiate acceptable costs and identify acceptable contractors and/or suppliers. In the event Landlord performs the renovations at a cost not pre approved by Tenant, then Tenant shall not be responsible for any costs incurred by Landlord that exceed the Tenant Allowance. Furthermore, any work performed by contractors and/or suppliers selected by Landlord, whom Tenant has not had agreed are acceptable, shall be at Landlord’s sole cost and expense. Landlord shall enter into contracts with contractors and suppliers and Landlord shall pay the amounts specified in the contracts with its contractors and suppliers. In the event that Tenant does not use the entire Tenant Allowance, Tenant shall be deemed to have waived any unused portion of the Tenant Allowance, after Tenant had an opportunity to inspect the renovations and ninety days (90) following the Commencement Date have elapsed. This additional time will give Tenant an opportunity to occupy the space and ensure the renovations have been satisfactorily completed. Tenant shall not be entitled to any excess monies not used in the Tenant Allowance nor shall Tenant be entitled to any rent reduction or other compensation. In the event that the renovations to Suites 100, 450, and 500 exceed the amount of the Tenant Allowance, Tenant shall reimburse Landlord all costs of such renovations in excess of this amount; which Tenant had approved prior to Landlord incurring such costs. Notwithstanding the foregoing, Landlord shall have no obligation to make any renovations to Suites 100, 450, and 500 that cost in excess of the Tenant Allowance. It shall be the Landlord’s responsibility to ensure that all agreed to renovations have been satisfactorily completed prior to Tenant’s occupancy of the

Expansion Space being renovated. Failure of the Landlord to so complete the renovations satisfactory shall entitle Tenant to the remedies afforded Tenant in Article 2, as Landlord will be deemed in default of delivery Expansion Space on its Commencement Date. Prior to Tenant’s obligation to occupy any Expansion Space will require Landlord to have the renovations completed. Notwithstanding anything contained herein to the contrary, any matter that requires the consent of Tenant must be made within three calendar (3) days of written notification by Landlord to Tenant. If such notice is not provided by Tenant, consent shall be deemed to be given.

9. Landlord shall install a restroom within Suite 100, the cost of which is included in Article 8 as part of the build-out allowance of Five Hundred Thousand Dollars ($500,000.00) and which shall be completed prior to the Commencement Date for Expansion Space #1.

10. The occupancy of the Expansion Space entitles Tenant to increased signage (at Tenant’s sole expense) on both the exterior of the Building and all street signs adjacent or in close proximity to the Building. At a minimum, Tenant shall be entitled to a sign on both the front and back of the building, at the maximum size and dimensions allowed by local laws rules and regulations.

11. Following the occupancy of Tenant of all the Expansion Space shall enable the parties to modify the Original Lease as following with respect to definitions:

a.) Original Lease and this Amendment may be referred to together as the “Lease”;

b.) “Lease Term or Terms: The period of time commencing with the New Commencement Date, as defined herein, and terminating sixty-months (60) after the New Commencement Date unless renewed in accordance with Article 4 herein. The Lease Term or Terms may be referred to as the “Term”.

12. Tenant shall be solely responsible for the cost of utilities which are incurred for times of operations which exceed normal operating hours set forth in the Original Lease. Furthermore, Landlord shall provide 24 HVAC for one IT room. Tenant will also be required to install a separate meter (at its sole cost) at the test room on the first floor.

13. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. To facilitate execution of this Amendment, the parties may execute and exchange facsimile counterparts of the signature pages, and facsimile counterparts shall serve as originals. The parties agree to provide original hard copies of such signature pages to the other party within five (5) business days of execution by such party.

14. Tenant has the option to terminate this Lease effective as of September 1, 2011 by providing written notice to Landlord, at least one hundred twenty (120) days prior September 1, 2011. In which event, Tenant’s obligation will be to pay any outstanding rent due as of the date of termination plus Tenant shall pay Landlord three (3) additional monthly rental payments ($210,434.29), prorated build-out costs ($200,000.00) and leasing commissions (49,073.83).

15. During the Term, Landlord agrees to maintain certain types and levels of insurance for the Building, which is described on Exhibit B, attached hereto, and immediately following occupancy by Tenant of all the Expansion Space, Landlord shall name Tenant as additional insured on the insurance maintained by Landlord with respect to this Building.

16. Except for the modifications made herein, all other terms and conditions contained in the Original Lease shall remain in full force and effect.

Landlord and Tenant have signed this Amendment on the dates specified adjacent to their signature below.

“LANDLORD”

Signed on this day of March 2008	RIALTO, LLC a Florida limited liability company

By:
Name:
	Title:	President of Property Management

‘TENANT”

Signed on this 3rd day of March 2008	AUTHENTEC, INC. a Delaware corporation

By:
Name:
Title:

EXHIBIT A

OUTLINE OF TOTAL EXPANSION SPACE

OFFICE
CONFERENCE ROOM
OFFICE
CONFERENCE ROOM
LOBBY
ELEVATOR
ELEVATOR
ELEVATOR
STAIR
STAIR

FLOOR PLAN

LOBBY
North

AS-BUILT FLOOR PLAN FIRST FLOOR

100 RIALTO PLACE
FIRST FLOOR
MELBOURNE FLORIDA

AS-BUILT FLOOR PLAN

A-1

EXHIBIT B

LANDLORD INSURANCE REQUIREMENTS DURING TERM FOR THE BUILDING

Jan 31 08 04:39p SEAN HALFACRE INSURANCE 407-737-1516 p.1
01/31/08 15:27:15 Cypress PAC-> 407 737 1516 Cypress PAC Page 003

Allstate

ACORD CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY) 01/30/2008

PRODUCER (866)821-9572 FAX (904)821-7811
Service First Insurance Group
13901 Sutton Park Drive South
Suite 310
Jacksonville, FL 32224

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURED Rialto LLC
100 Rialto Place
Ste # 700
Melbourne, FL 32901-3055

INSURERS AFFORDING COVERAGE	NAIC #
INSURER A: Northfield Ins Co	
INSURER B:	
INSURER C:	
INSURER D:	
INSURER E:	

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	X	GENERAL LIABILITY; [X] COMMERCIAL GENERAL LIABILITY; [ ] CLAIMS MADE [X] OCCUR; GEN'L AGGREGATE LIMIT APPLIES PER: [X] POLICY [ ] PROJECT [ ] LOC	CPS39380	03/14/2007	03/14/2008	EACH OCCURRENCE	$ 1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurence)	$ 100,000
						MED EXP (Any one person)	$ 5,000
						PERSONAL & ADV INJURY	$ 1,000,000
						GENERAL AGGREGATE	$ 2,000,000
						PRODUCTS - COMP/OP AGG	$ 1,000,000
		AUTOMOBILE LIABILITY; [ ] ANY AUTO; [ ] ALL OWNED AUTOS; [ ] SCHEDULED AUTOS; [ ] HIRED AUTOS; [ ] NON-OWNED AUTOS				COMBINED SINGLE LIMIT (Ea accident)	$
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY; [ ] ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
		EXCESS/UMBRELLA LIABILITY; [ ] OCCUR [ ] CLAIMS MADE; [ ] DEDUCTIBLE; [ ] RETENTION $				EACH OCCURRENCE	$
						AGGREGATE	$
							$
							$
							$
		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY; ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below				WC STATUTORY LIMITS / OTHER	
						E.L. EACH ACCIDENT	$
						E.L. DISEASE - EA EMPLOYEE	$
						E.L. DISEASE - POLICY LIMIT	$
		OTHER					

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES / EXCLUSIONS ADDED BY ENDORSEMENT / SPECIAL PROVISIONS
Variable Life Annuity Life Insurance Company is included as an additional insured as required by written contract or agreement with regard to mortgage for property located at 100 Rialto Place., Melbourne FL 32901-3055

CERTIFICATE HOLDER

Variable Life Annuity Life Insurance Company
c/o Capmark Finance Inc.
300 So. Orange Ave., Suite 150
Orlando, FL 32801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
Virginia Tudor/VAT Virginia A. Tudor

ACORD 25 (2001/08) FAX:

©ACORD CORPORATION 1988

R785U-2

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO

01/31/08 15:27:42 Cypress P&C-> 407 737 1516 Cypress P&C Page 005

Allstate. You're in good hands.

ACORD EVIDENCE OF PROPERTY INSURANCE

DATE (MM/DD/YYYY) 01/30/2008

THIS EVIDENCE OF PROPERTY INSURANCE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE ADDITIONAL INTEREST NAMED BELOW. THIS EVIDENCE OF PROPERTY INSURANCE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

AGENCY PHONE (A/C, No, Ext): (866)821-9572
Service First Insurance Group
13901 Sutton Park Drive South
Suite 310
Jacksonville, FL 32224

FAX (A/C, No): (904)821-7811 E-MAIL ADDRESS:

CODE: SUB CODE:

AGENCY CUSTOMER ID #: 00011514

COMPANY: Arch Specialty Insurance Company

INSURED:
Rialto LLC
100 Rialto Place, Suite 700
Melbourne, FL 32901

LOAN NUMBER:

POLICY NUMBER: ESP0020409

EFFECTIVE DATE: 03/15/2007 EXPIRATION DATE: 03/15/2008 CONTINUED UNTIL TERMINATED IF CHECKED: ☐

THIS REPLACES PRIOR EVIDENCE DATED:

PROPERTY INFORMATION

LOCATION/DESCRIPTION

1 Loc 00001 Bldg 00001 100 Rialto Place Melbourne, FL 32901-3055

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS EVIDENCE OF PROPERTY INSURANCE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

COVERAGE INFORMATION

	COVERAGE / PERILS / FORMS	AMOUNT OF INSURANCE	DEDUCTIBLE
1	Building, RC, Special Perils	14,560,000	2,500
1	Loss of Rental Income - Maximum Period of Indemnity	1,398,000	2,500
1	Wind / hail sublimit	5,000,000	5%
1	Building coinsurance 90% /Replacement Cost Coverage		
1	TRIA Excluded		

REMARKS (Including Special Conditions)

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL thirty DAYS WRITTEN NOTICE TO THE ADDITIONAL INTEREST NAMED BELOW, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

ADDITIONAL INTEREST

NAME AND ADDRESS

Variable Annuity Life Insurance Company
c/o Capmark Finance Inc
300 So. Orange Ave. Suite 150
Orlando, FL 32801

☒ MORTGAGEE ☐ ADDITIONAL INSURED
☒ LOSS PAYEE

LOAN #

AUTHORIZED REPRESENTATIVE

Virginia Tudor/VAT Virginia A. Tudor

ACORD 27 (2006/07)
© ACORD CORPORATION 1993-2006. All rights reserved.
The ACORD name and logo are registered marks of ACORD

P2853-2